BLACKROCK EUROFUND

(the “Fund”)

Supplement dated January 31, 2019

to the Summary Prospectuses and Prospectuses of the Fund

dated October 26, 2018, as supplemented to date

Effective February 1, 2019, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock EuroFund — Portfolio Manager” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock EuroFund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Andreas Zoellinger, CFA	2018	Managing Director of BlackRock, Inc.
Tom Joy, CFA	2019	Vice President of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Andreas Zoellinger, CFA, and Tom Joy, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Andreas Zoellinger, CFA, and Tom Joy, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andreas Zoellinger, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2009 to 2014.
Tom Joy, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Vice President of BlackRock, Inc. since 2017; Analyst of BlackRock, Inc. from 2012 to 2016.

Shareholders should retain this Supplement for future reference.

PR2-10475-0119SUP